[MUNGER, TOLLES & OLSON letterhead here]



                                 April 25, 1994


Western Asset Trust, Inc.
117 East Colorado Boulevard
Pasadena, California  91105

         Re: Western Asset Trust, Inc. -- Short Duration and Intermediate Duration Portfolio

Ladies and Gentlemen:

         You have requested our opinion regarding certain matters in connection with the issuance of shares of Western Asset Trust, Inc. (the "Fund") in two series designated as the Short Duration Portfolio and Intermediate Duration Portfolio. We have examined the Fund's Articles of Incorporation and Articles Supplementary filed and recorded on May 16, 1990 and November 14, 1991, and March 29, 1994, respectively, with the Office of Taxation and Assessment in Baltimore, Maryland, the Fund's Bylaws, resolutions passed by the Fund's Board of Directors on February 10, 1994, and other corporate documents relating to the authorization and issuance of the capital stock of the Fund (collectively the "Other Documents").

         Based upon our examination, we are of the opinion that the one hundred million unissued shares of the Fund which have been classified as shares of the Short Duration Portfolio, and the one hundred million unissued shares of the Fund which have been classified as shares of the Intermediate Duration Portfolio, all of which shares are currently registered under the Securities Act of 1933 (collectively the "Shares"), may, subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the


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MUNGER, TOLLES & OLSON

Western Asset Trust, Inc.
April 25, 1994
Page 2



sale of securities, be legally issued from time to time pursuant to and in accordance with the Fund's Articles of Incorporation, Articles Supplementary, Bylaws and the Other Documents; and that the Shares, when so issued and paid for, will be fully paid and nonassessable.

         We hereby consent to the filing of this opinion in connection with Post- Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-34929) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Legal Counsel" in the Registration Statement.



                                         Very truly yours,


                                         /s/ Munger, Tolles & Olson
                                         --------------------------